Exhibit 10.45

ENERGY TRANSFER PARTNERS, L.P.,

as Issuer,

THE GUARANTEEING SUBSIDIARIES NAMED HEREIN,

as Guaranteeing Subsidiaries,

THE SUBSIDIARY GUARANTORS NAMED HEREIN,

as Subsidiary Guarantors,

and

WACHOVIA BANK,

NATIONAL ASSOCIATION,

as Trustee

SECOND SUPPLEMENTAL INDENTURE

Dated as of February 24, 2005

to

Indenture dated as of January 18, 2005

5.95% Senior Notes due 2015

Second Supplemental Indenture

THIS SECOND SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of February 24, 2005, is among Energy Transfer Partners, L.P., a Delaware limited partnership (the “Partnership”), HPL Holdings GP, L.L.C., a Delaware limited liability company, HP Houston Holdings, L.P., a Delaware limited partnership, HPL Consolidation LP, a Delaware limited partnership, HPL Storage GP, LLC, a Delaware limited liability company, HPL Asset Holdings, LP, a Delaware limited partnership, HPL Leaseco, LP, a Delaware limited partnership, HPL GP, LLC, a Delaware limited liability company, Houston Pipe Line Company, LP, a Delaware limited partnership, HPL Resources Company, LP, a Delaware limited partnership, HPL Gas Marketing, LP, a Delaware limited partnership, and HPL Houston Pipe Line Company, LLC, a Delaware limited liability company (each, a “Guaranteeing Subsidiary” and collectively, the “Guaranteeing Subsidiaries”), La Grange Acquisition, L.P., a Texas limited partnership, Five Dawaco, LLC, a Texas limited liability company, ET Company I, Ltd., a Texas limited partnership, Chalkley Transmission Company, Ltd., a Texas limited partnership, Whiskey Bay Gathering Company, Ltd., a Texas limited partnership, Whiskey Bay Gas Company, Ltd., a Texas limited partnership, TETC, LLC, a Texas limited liability company, Texas Energy Transfer Company, Ltd., a Texas limited partnership, LG PL, LLC, a Texas limited liability company, ETC Texas Pipeline, Ltd., a Texas limited partnership, ETC Oklahoma Pipeline, Ltd., a Texas limited partnership, ETC Texas Processing, Ltd., a Texas limited partnership, ETC Katy Pipeline, Ltd., a Texas limited partnership, ETC Gas Company, Ltd., a Texas limited partnership, LGM, LLC, a Texas limited liability company, ETC Marketing, Ltd., a Texas limited partnership, ETC Oasis GP, LLC, a Texas limited liability company, Oasis Pipeline, LP, a Texas limited partnership, ETC Oasis, L.P., a Delaware limited partnership, Energy Transfer Fuel GP, LLC, a Delaware limited liability company, Energy Transfer Fuel, LP, a Delaware limited partnership, Oasis Pipe Line Company, a Delaware corporation, Oasis Pipe Line Finance Company, a Delaware corporation, Oasis Partner Company, a Delaware corporation, Oasis Pipe Line Management Company, a Delaware corporation, and Oasis Pipe Line Company Texas L.P., a Texas limited partnership (collectively, the “Subsidiary Guarantors”), and Wachovia Bank, National Association, a national banking association, as trustee under the Indenture referred to below (the “Trustee”).

RECITALS:

WHEREAS, the Partnership and the Subsidiary Guarantors have heretofore executed and delivered to the Trustee an Indenture, dated as of January 18, 2005, and that certain supplemented by a First Supplemental Indenture, dated as of January 18, 2005 (as supplemented, the “Indenture”), providing for the issuance of an initial aggregate principal amount of $750,000,000 of 5.95% Senior Notes due 2015 (the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Partnership’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Subsidiary Guarantee”) and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby mutually covenant and agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Generally.

(a) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Indenture.

(b) The rules of interpretation set forth in the Indenture shall be applied hereto as if set forth in full herein.

ARTICLE II

GUARANTEES

SECTION 2.1 Guarantee of the Notes by Guaranteeing Subsidiaries.

In accordance with Article X of the Indenture, the Notes shall be entitled to the benefits of the Guarantee of each of the Guaranteeing Subsidiaries.

SECTION 2.2 Release of Guarantees.

In addition to the provisions of Section 10.04(a) of the Indenture, the Guarantee of the Notes of any Guaranteeing Subsidiary shall be unconditionally released and discharged, following delivery of written notice by the Partnership to the Trustee, upon the release and discharge of all guarantees or other obligations of such Guaranteeing Subsidiary with respect to the obligations of Energy Transfer or its Subsidiaries under the Credit Agreement.

SECTION 2.3 Reinstatement of Guarantees.

If at any time following any release of the Guarantee of a Guaranteeing Subsidiary pursuant to Section 2.2 above, such Guaranteeing Subsidiary again guarantees, becomes a co-obligor with respect to or otherwise provides direct credit support for any obligations of the Partnership or any of its Subsidiaries under the Credit Agreement, then such Guaranteeing Subsidiary shall again guarantee the Partnership’s obligations under the Notes and the Partnership shall cause such Guaranteeing Subsidiary to promptly execute and deliver a supplemental indenture to the Indenture, in a form satisfactory to the Trustee, providing for the Guarantee by such Guaranteeing Subsidiary of the Partnership’s obligations under the Notes in accordance with Article X of the Indenture.

SECTION 2.4 Guaranteeing Subsidiaries Deemed to be Subsidiary Guarantors

From and after the date of this Supplemental Indenture, the Guaranteeing Subsidiaries shall be deemed to be Subsidiary Guarantors as defined in the Indenture.

ARTICLE III

MISCELLANEOUS PROVISIONS

SECTION 3.1 Ratification of Indenture.

The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

SECTION 3.2 Trustee Not Responsible for Recitals.

The recitals contained herein shall be taken as the statements of the Partnership, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

SECTION 3.3 Headings, etc.

The headings of the Articles and Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 3.4 Counterpart Originals.

The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 3.5 Governing Law.

THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the day and year first above written.

ISSUER:

ENERGY TRANSFER PARTNERS, L.P.

By:	U.S. Propane, L.P.,
its general partner

By:	U.S. Propane, L.L.C.,
its general partner

	By:	/s/ Ray C. Davis
	Name:	Ray C. Davis
	Title:	Co-Chief Executive Officer

GUARANTEEING SUBSIDIARIES:

HPL HOLDINGS GP, L.L.C.

By:	/s/ H. Michael Krimbill
	Name:	H. Michael Krimbill
	Title:	President and Chief Financial Officer

HP HOUSTON HOLDINGS, L.P.

By:	HPL HOLDINGS GP, L.L.C.,
its general partner

	By:	/s/ H. Michael Krimbill
	Name:	H. Michael Krimbill
	Title:	President and Chief Financial Officer

HPL CONSOLIDATION LP

By:	HPL HOLDINGS GP, L.L.C.,
its general partner

	By:	/s/ H. Michael Krimbill
	Name:	H. Michael Krimbill
	Title:	President and Chief Financial Officer

Signature Page of the Second Supplemental Indenture

HPL STORAGE GP, LLC

By:	/s/ H. Michael Krimbill
Name:	H. Michael Krimbill
Title:	President and Chief Financial Officer

HPL ASSET HOLDINGS, LP

By:	HPL STORAGE GP, LLC,
its general partner

	By:	/s/ H. Michael Krimbill
	Name:	H. Michael Krimbill
	Title:	President and Chief Financial Officer

HPL LEASECO, LP

By:	HPL STORAGE GP, LLC,
its general partner

	By:	/s/ H. Michael Krimbill
	Name:	H. Michael Krimbill
	Title:	President and Chief Financial Officer

HPL GP, LLC

By:	/s/ H. Michael Krimbill
Name:	H. Michael Krimbill
Title:	President and Chief Financial Officer

HOUSTON PIPE LINE COMPANY, LP

By:	HPL GP, LLC,
its general partner

	By:	/s/ H. Michael Krimbill
	Name:	H. Michael Krimbill
	Title:	President and Chief Financial Officer

Signature Page of the Second Supplemental Indenture

HPL RESOURCES COMPANY, LP

By:	HPL GP, LLC,
its general partner

	By:	/s/ H. Michael Krimbill
	Name:	H. Michael Krimbill
	Title:	President and Chief Financial Officer

HPL GAS MARKETING, LP

By:	HPL GP, LLC,
its general partner

	By:	/s/ H. Michael Krimbill
	Name:	H. Michael Krimbill
	Title:	President and Chief Financial Officer

HPL HOUSTON PIPE LINE COMPANY, LLC

By:	/s/ H. Michael Krimbill
Name:	H. Michael Krimbill
Title:	President and Chief Financial Officer

SUBSIDIARY GUARANTORS:

LA GRANGE ACQUISITION, L.P.

By:	LA GP, LLC, its general partner

	By:	/s/ Ray C. Davis
	Name:	Ray C. Davis
	Title:	Co-Chief Executive Officer

LG PL, LLC

By:	/s/ Ray C. Davis
Name:	Ray C. Davis
Title:	Co-Chief Executive Officer

Signature Page of the Second Supplemental Indenture

ETC TEXAS PIPELINE, LTD.
ETC GAS COMPANY, LTD.
ETC OKLAHOMA PIPELINE, LTD.
ETC KATY PIPELINE, LTD.
ETC TEXAS PROCESSING, LTD.

By:	LG PL, LLC, its general partner

	By:	/s/ Ray C. Davis
	Name:	Ray C. Davis
	Title:	Co-Chief Executive Officer

LGM, LLC

By:	/s/ Ray C. Davis
Name:	Ray C. Davis
Title:	Co-Chief Executive Officer

ETC MARKETING, LTD.

By:	LGM, LLC, its general partner

	By:	/s/ Ray C. Davis
	Name:	Ray C. Davis
	Title:	Co-Chief Executive Officer

ETC OASIS GP, LLC

By:	/s/ Ray C. Davis
Name:	Ray C. Davis
Title:	Co-Chief Executive Officer

OASIS PIPELINE, LP
ETC OASIS, L.P.

By:	ETC OASIS GP, LLC, its general partner

	By:	/s/ Ray C. Davis
	Name:	Ray C. Davis
	Title:	Co-Chief Executive Officer

Signature Page of the Second Supplemental Indenture

FIVE DAWACO, LLC

By:	/s/ Ray C. Davis
Name:	Ray C. Davis
Title:	Co-Chief Executive Officer

ET COMPANY I, LTD.
CHALKLEY TRANSMISSION COMPANY, LTD.
WHISKEY BAY GATHERING COMPANY, LTD.
WHISKEY BAY GAS COMPANY, LTD.

By:	FIVE DAWACO, LLC, its general partner

	By:	/s/ Ray C. Davis
	Name:	Ray C. Davis
	Title:	Co-Chief Executive Officer

TETC, LLC

By:	/s/ Ray C. Davis
Name:	Ray C. Davis
Title:	Co-Chief Executive Officer

TEXAS ENERGY TRANSFER COMPANY, LTD.

By:	TETC, LLC, its general partner

	By:	/s/ Ray C. Davis
	Name:	Ray C. Davis
	Title:	Co-Chief Executive Officer

OASIS PIPE LINE COMPANY

By:	/s/ Ray C. Davis
Name:	Ray C. Davis
Title:	Co-Chief Executive Officer

OASIS PIPE LINE FINANCE COMPANY

By:	/s/ Ray C. Davis
Name:	Ray C. Davis
Title:	Co-Chief Executive Officer

Signature Page of the Second Supplemental Indenture

OASIS PARTNER COMPANY

By:	/s/ Ray C. Davis
Name:	Ray C. Davis
Title:	Co-Chief Executive Officer

OASIS PIPE LINE MANAGEMENT COMPANY

By:	/s/ Ray C. Davis
Name:	Ray C. Davis
Title:	Co-Chief Executive Officer

OASIS PIPE LINE COMPANY TEXAS L.P.

By:	OASIS PIPE LINE MANAGEMENT COMPANY, its general partner

	By:	/s/ Ray C. Davis
	Name:	Ray C. Davis
	Title:	Co-Chief Executive Officer

ENERGY TRANSFER FUEL GP, LLC

By:	/s/ Ray C. Davis
Name:	Ray C. Davis
Title:	Co-Chief Executive Officer

ENERGY TRANSFER FUEL, LP

By:	ENERGY TRANSFER FUEL GP, LLC, its general partner

	By:	/s/ Ray C. Davis
	Name:	Ray C. Davis
	Title:	Co-Chief Executive Officer

Signature Page of the Second Supplemental Indenture

TRUSTEE:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Signature Page of the Second Supplemental Indenture